Exhibit (g)(6)

Form of APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Advisor Series I and The Chase Manhattan Bank, N.A.

Dated as of July 15, 1993

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name:	Effective as of:
Fidelity Advisor Equity Portfolio Growth	December 6, 1991
Fidelity Advisor Institutional Equity Portfolio Growth	July 15, 1993

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Advisor Series I		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	Gary L. French	Name:	__________________________
Title:	Treasurer	Title:	__________________________

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Advisor Series II and The Chase Manhattan Bank, N.A.

Dated as of July 15, 1993

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name:	Effective as of:
Fidelity Advisor Income & Growth Fund	March 27, 1992

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Advisor Series II		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	Gary L. French	Name:	__________________________
Title:	Treasurer	Title:	__________________________

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Advisor Series III and The Chase Manhattan Bank, N.A.

Dated as of July 15, 1993

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name:	Effective as of:
Fidelity Advisor Equity Portfolio Income	December 6, 1991
Fidelity Advisor Institutional Equity Portfolio Income	July 15, 1993

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Advisor Series III		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	Gary L. French	Name:	__________________________
Title:	Treasurer	Title:	__________________________

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Advisor Series VII and The Chase Manhattan Bank, N.A.

Dated as of April 15, 1993

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name	Effective as of:
Fidelity Advisor Overseas Portfolio	January 29, 1992

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Advisor Series VII		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	Gary L. French	Name:	__________________________
Title:	Treasurer	Title:	__________________________

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Advisor Series VIII and The Chase Manhattan Bank, N.A.

Dated as of January 20, 1994

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of January 20, 1994 (the "Agreement"):

Portfolio Name:	Effective as of:
Fidelity Advisor Emerging Markets Income Fund	January 20, 1994

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Advisor Series VIII		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	Gary L. French	Name:	__________________________
Title:	Treasurer	Title:	__________________________

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Beacon Street Trust and The Chase Manhattan Bank, N.A.

Dated as of July 16, 1992

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 16, 1992 (the "Agreement"):

Portfolio Name	Effective as of:
Fidelity Managed Currency Portfolio	July 16, 1992

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Beacon Street Trust		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	Gary L. French	Name:	__________________________
Title:	Treasurer	Title:	__________________________

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Charles Street Trust

and

The Chase Manhattan Bank, N.A.

Dated as of July 16, 1992

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name	Effective as of:
Asset Manager	November 25, 1991
Asset Manager: Growth	May 8, 1992
Asset Manager: Income	July 16, 1992

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Charles Street Trust		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	Gary L. French	Name:	__________________________
Title:	Treasurer	Title:	__________________________

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Destiny Portfolios

and

The Chase Manhattan Bank, N.A.

Dated as of March 19, 1992

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name	Effective as of:
Destiny I	April 10, 1992
Destiny II	April 10, 1992

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Destiny Portfolios		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	Gary L. French	Name:	__________________________
Title:	Treasurer	Title:	__________________________

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Devonshire Trust

and

The Chase Manhattan Bank, N.A.

Dated as of February 17, 1994

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name:	Effective as of:
Fidelity Equity-Income Fund	November 25, 1991
Fidelity Mid-Cap Stock Fund	February 17, 1994

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Devonshire Trust		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	Gary L. French	Name:	__________________________
Title:	Treasurer	Title:	__________________________

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Financial Trust

and

The Chase Manhattan Bank, N.A.

Dated as of April 25, 1992

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name	Effective as of:
Equity-Income II	May 8, 1992

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Financial Trust		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	Gary L. French	Name:	__________________________
Title:	Treasurer	Title:	__________________________

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Hastings Street Trust and The Chase Manhattan Bank, N.A.

Dated as of April 15, 1993

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name	Effective as of:
Fidelity Fund	November 25, 1991

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Hastings Street Trust		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	Gary L. French	Name:	__________________________
Title:	Treasurer	Title:	__________________________

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Investment Trust and The Chase Manhattan Bank, N.A.

Dated as of November 18, 1993

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name:	Effective as of:
Fidelity Diversified International Fund	December 12, 1991
Fidelity Diversified Global Fund	May 14, 1992
Fidelity Emerging Markets Fund	February 17, 1993
Fidelity Europe Fund	July 18, 1991
Fidelity Europe Capital Appreciation Fund	November 18, 1993
Fidelity Global Bond Fund	July 18, 1991
Fidelity International Growth & Income Fund	May 8, 1992
Fidelity Japan Fund	July 16, 1992
Fidelity New Markets Income Fund	April 15, 1993
Fidelity Overseas Fund	July 18, 1991
Fidelity Pacific Basin Fund	July 18, 1991
Fidelity Southeast Asia Fund	March 18, 1993
Fidelity Worldwide Fund	May 8, 1992

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Investment Trust		The Chase Manhattan Bank, N.A.
By:	______________________________	By:
Name:	Gary L. French	Name:
Title:	Treasurer	Title:

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Mt. Vernon Street Trust and The Chase Manhattan Bank, N.A.

Dated as of September 17, 1992

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of September 17, 1992 (the "Agreement"):

Portfolio Name	Effective as of:
Fidelity New Millennium Fund	September 17, 1992

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Mt. Vernon Street Trust		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	Gary L. French	Name:
Title:	Treasurer	Title:

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Puritan Trust and The Chase Manhattan Bank, N.A.

Dated as of October 1, 1991

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name	Effective as of:
Fidelity Puritan Fund	November 25, 1991

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Puritan Street Trust		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	John E. Ferris	Name:
Title:	Treasurer	Title:

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Securities Fund

and

The Chase Manhattan Bank, N.A.

Dated as of January 16, 1992

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name:	Effective as of:
Fidelity Growth & Income Portfolio	January 16, 1992

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Securities Fund		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	Gary L. French	Name:
Title:	Treasurer	Title:

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Fidelity Trend Fund and The Chase Manhattan Bank, N.A.

Dated as of October 1, 1991

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name	Effective as of:
Fidelity Trend Fund	November 25, 1991

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Fidelity Trend Fund		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	John E. Ferris	Name:
Title:	Treasurer	Title:

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Variable Insurance Products Fund

and

The Chase Manhattan Bank, N.A.

Dated as of April 25, 1992

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name	Effective as of:
Equity-Income Portfolio	November 25, 1991
Overseas Portfolio	May 8, 1992

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Variable Insurance Products Fund		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	Gary L. French	Name:
Title:	Treasurer	Title:

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

Variable Insurance Products Fund II

and

The Chase Manhattan Bank, N.A.

Dated as of October 1, 1991

The following is a list of Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 18, 1991 (the "Agreement"):

Portfolio Name	Effective as of:
Asset Manager Portfolio	November 25, 1991

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Variable Insurance Products Fund II		The Chase Manhattan Bank, N.A.
By:	______________________________	By:	___________________________
Name:	John E. Ferris	Name:
Title:	Treasurer	Title: